UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date of Report (Date of Earliest Event) April 28, 2005

                                KOPIN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                     000-19882                04-2833935
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(State or Other Jurisdiction         (Commission              (IRS Employer
    of Incorporation)                File Number)           Identification No.)



                  200 John Hancock Road, Taunton, MA 02780-7331
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (508) 824-6696
                                                            --------------


Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.
           ---------------------------------------------

         Kopin Corporation issued a press release on April 28, 2005, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced financial results for the first quarter ended March 26, 2005. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(c) Exhibits.

         99.1     Kopin Corporation Press Release, dated April 28, 2005.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           KOPIN CORPORATION


Dated: April 28, 2005      By: /s/ Richard A. Sneider
                               --------------------------------
                               Richard A. Sneider
                               Treasurer and Chief Financial Officer
                               (Principal Financial and Accounting Officer)



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                                  EXHIBIT INDEX

Exhibit Number          Description
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99.1                    Press Release, dated April 28, 2005